UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Ameri Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMERI HOLDINGS, INC.

5000 Research Court, Suite 750

Suwanee, Georgia 30024

_____________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER [●], 2018

To the Stockholders of Ameri Holdings, Inc.:

We are pleased to invite you to attend our Special Meeting of Stockholders to be held on [●], September [●], 2018 at 10:00 a.m., local time at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019 (the “Special Meeting”). At the Special Meeting, we will ask you to consider the following proposals:

•	To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of common stock pursuant to the terms of the private placement financing transaction (“Private Placement”) contemplated by a Securities Purchase Agreement, dated July 25, 2018 (the “Securities Purchase Agreement”) by and among the Company and certain institutional and accredited investors, and the other documents and agreements related thereto, including shares that are issuable upon exercise of warrants issued in connection with the Private Placement, without giving effect to the caps on issuing shares contained therein (the “Nasdaq 20% Issuance Proposal”); and
•	To transact such other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 20, 2018 as the record date for the Special Meeting. Only stockholders of record as of August 20, 2018 may vote at the Special Meeting or any postponements or adjournments of the meeting. This notice of special meeting, proxy statement, and form of proxy are being made available on or about August [●], 2018.

Your vote is important. Whether or not you plan to attend the meeting in person, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

/s/ Srinidhi “Dev” Devanur
Srinidhi “Dev” Devanur Executive Vice Chairman

Suwanee, Georgia

August [●], 2018

Whether or not you expect to participate in the Special Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting.

PROXY STATEMENT

_____________________________________

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [●], September [●], 2018

i

AMERI HOLDINGS, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Eastern Time on [●] September [●], 2018

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the special meeting of stockholders of Ameri Holdings, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on [●], September [●], 2018 at 10:00 a.m. local time, at the offices of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019. References in this Proxy Statement to “we,” “us,” “our,” “the Company” or “Ameri” refer to Ameri Holdings, Inc.

The Notice of Special Meeting, this Proxy Statement and form of proxy are first being mailed on or about August [●], 2018 to all stockholders entitled to vote at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to Be Held on September [●], 2018: The Notice of Special Meeting and Proxy Statement are also available at the following website: www.icommaterials.com/amrh.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT

BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD

READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Q:	What items will be voted on at the Special Meeting?

A:	Stockholders will vote on the following items at the Special Meeting:

•	to approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of common stock pursuant to the terms of the private placement financing transaction (“Private Placement”) contemplated by a Securities Purchase Agreement, dated July 25, 2018 (the “Securities Purchase Agreement”), by and among the Company and certain institutional and accredited investors (the “Purchasers”), and the other documents and agreements related thereto, including shares that are issuable upon exercise of warrants issued in connection with the Private Placement, without giving effect to the caps on issuing shares contained therein (the “Nasdaq 20% Issuance Proposal”); and

	•	to transact such other business that may properly come before the Special Meeting or any adjournment or postponement thereof.
Q:	How does the Board of Directors recommend I vote on the proposal?

A:	The Board recommends a vote:

	•	FOR the Nasdaq 20% Issuance Proposal.
Q:	Who may vote at the Special Meeting?

A:	Stockholders of record as of the close of business on August 20, 2018 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Special Meeting. As of the Record Date, there were [●] shares of Ameri’s common stock issued and outstanding, held by [●] holders of record. Each share of Ameri’s common stock is entitled to one (1) vote on each matter. In accordance with applicable Nasdaq Marketplace Rules, holders of the shares of our common stock purchased in the Private Placement are not entitled to vote such shares on the Nasdaq 20% Issuance Proposal.
Q:	What is the voting requirement to approve the proposal?

A:	The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote on the matter is required to approve the Nasdaq 20% Issuance Proposal. In addition, for Nasdaq purposes, the Nasdaq 20% Issuance Proposal requires approval by a majority of the votes cast at the meeting, provided that the Purchasers in the Private Placement shall not be entitled to vote either the shares owned by them or the shares underlying warrants owned by them, which are the shares and warrants to purchase our common stock that were issued to the Purchasers pursuant to the Securities Purchase Agreement.

If you mark your proxy as “Abstain” on the Nasdaq 20% Issuance Proposal, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by that proxy will not be voted on that matter, but will count in determining whether a quorum is present.  Broker non-votes have no effect toward the vote total for the Nasdaq 20% Issuance Proposal.  Abstentions will have the effect of an AGAINST vote on the Nasdaq 20% Issuance Proposal because abstentions are considered shares entitled to vote on this proposal.  With respect to the Nasdaq 20% Issuance Proposal, if a stockholder is a beneficial owner of shares held in street name, such stockholder’s bank, broker or other nominee will not be permitted to vote such stockholder’s shares on the approval of the Nasdaq 20% Issuance Proposal unless the bank or broker receives voting instructions from such stockholder

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:	At the Special Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Special Meeting is required for the Special Meeting to proceed. If you have returned valid proxy instructions or attend the Special Meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

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Q:	If I am a stockholder of record of Ameri’s shares, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

•	In person. You may vote in person at the Special Meeting. The Company will give you a ballot when you arrive.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by September[●], 2018.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on September [●], 2018.
Q:	If I am a beneficial owner of shares held in street name, how do I vote?
A:	If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:
•	In person. If you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.
•	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.
•	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.
•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer (“CST”), you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by Ameri.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
A:	Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will not have discretion to vote on the Nasdaq 20% Issuance Proposal, which is a “non-routine” matter, absent direction from you, resulting in broker non-votes.

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Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Special Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Ameri’s Corporate Secretary at Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024 prior to your shares being voted, or (3) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Special Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.
Q:	Can I attend the meeting in person?

A:	You are invited to attend the Special Meeting if you are a registered stockholder or a street name stockholder as of August 20, 2018, the Record Date. In order to enter the Special Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport. If you hold your shares beneficially in street name, you will need to provide proof of stock ownership as of the Record Date. Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please be aware that attendance at the Special Meeting will not, by itself, revoke a proxy.
Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”
Q:	How are proxies solicited for the Special Meeting?

A:	Our Board of Directors is soliciting proxies for use at the Special Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Special Meeting to ensure that all of your shares are counted.

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Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Ameri stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Ameri that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024 or (3) contact our Investor Relations department by email at IR@ameri100.com or by telephone at (212) 838-3777. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:	What if I have questions about my Ameri shares or need to change my mailing address?
A:	You may contact our transfer agent, CST, by telephone at (303) 282-4800 or toll free at (877) 309-2764, or by facsimile at (303) 282-5800, if you have questions about your Ameri shares or need to change your mailing address.
Q:	Who will tabulate the votes?
A:	Viraj Patel, Ameri’s Chief Financial Officer, will serve as the Inspector of Elections and will tabulate the votes at the Special Meeting.
Q:	Where can I find the voting results of the Special Meeting?
A:	We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.
Q:	What is the deadline to propose actions for consideration at the 2019 Annual Meeting of Stockholders or to nominate individuals?
A:	Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be directed to the Corporate Secretary, Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024 and must be received by March 19, 2019. In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by March 19, 2019 and must also be submitted in accordance with the requirements of our bylaws. A copy of our amended and restated bylaws is available as Exhibit 3.4 to our Annual Report on Form 10-K filed with the SEC on April 2, 2018. You may also contact the Corporate Secretary at the address given above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The bylaws, and not the foregoing summary, together with applicable law, control stockholder actions and nominations relating to our annual meetings.

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OVERVIEW

Private Placement

On July 25, 2018, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors (“Purchasers”) for the sale of 5,000,000 shares of our common stock (“Shares”) and warrants to purchase a total of 4,000,000 shares (“Warrant Shares”) of our common stock (“Purchaser Warrants”) for total consideration of approximately $6,000,000 (“Private Placement”).  The initial price per Share equaled $1.20 (“Per Share Purchase Price”) and the initial per share exercise price of the Purchaser Warrants equaled $1.60 (“Exercise Price”).  The Per Share Purchase Price and the Exercise Price are subject to adjustment as described below.  The Purchaser Warrants are immediately exercisable, subject to ownership limitations described below, and expire five years after the date of issuance.  On July 30, 2018, we issued the Shares and the Purchaser Warrants.  The $6,000,000 purchase price paid by the Purchasers on July 30, 2018 represents the entire purchase price that will be paid by the Purchasers for the Shares and the Purchaser Warrants (excluding the exercise price to be paid upon the exercise of Warrants), even if additional Shares (through the adjustment of a pre-funded Warrant) are issued and additional Warrant Shares become issuable upon the occurrence of certain events described below.

The Per Share Purchase Price and Exercise Price will automatically be adjusted lower, if applicable, to 80% (with respect to the Purchase Price Of The Shares) and 110% (with respect to the Exercise Price) of the lowest of the average daily prices on the 6 trading days (the “VWAP Calculation”) after the date that (i) a registration statement covering the resale of the securities being issued in the transaction is declared effective by the SEC and (ii) the Company’s shareholders approve the Private Placement transaction. If all the shares issuable pursuant to the Securities Purchase Agreement are not included in the registration statement, another similar adjustment to the Per Share Purchase Price and Exercise Price will occur on the date that such shares may be sold pursuant to Rule 144 under the Securities Act of 1933. Following any adjustment to the Exercise Price, the number of shares that may be issued pursuant to a Purchaser Warrant will be proportionately increased. In no event will the Per Share Purchase Price and Exercise Price be less than $0.29 per share. In addition, the Purchaser Warrants have transaction-specific anti-dilution provisions, as described in the Purchaser Warrants.

Until stockholder approval is obtained, the total number of Shares that are issuable pursuant to the Securities Purchase Agreement, and the total number of shares of our common stock that are issuable upon exercise of the Warrants, shall not exceed 19.99% of the number of shares of our common stock outstanding immediately before the closing of the Private Placement.

 Pursuant to the Securities Purchase Agreement, the Purchasers have the right to participate in up to 35% of any subsequent equity or debt offerings by us, on identical terms and conditions as set forth in such subsequent offerings for eighteen months following the Effective Date (as defined in the Securities Purchase Agreement).

A.G.P. / Alliance Global Partners (“AGP”) served as the sole placement agent for the Private Placement.  We also issued AGP a warrant (the “AGP Warrant” and, together with the Purchaser Warrants, the “Warrants”) for the purchase of up to 150,000 shares of common stock at an exercise price of $1.32 per share. The AGP Warrant terminates on July 27, 2022.  The per share exercise price of the AGP Warrant and the number of shares of our common stock issuable upon exercise of the AGP Warrant are not subject to adjustment based upon the VWAP Calculation.

The securities issued pursuant to the Securities Purchase Agreement were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder, including Rule 506 of Regulation D.

Before the closing of the Private Placement, and as a condition to such closing, certain of our officers, directors and stockholders entered into voting agreements.  As of immediately prior to the closing of the Private Placement, the stockholders executing voting agreements owned approximately 40% of our total issued and outstanding common stock.  Pursuant to the voting agreements, the signatories thereto have agreed to vote all shares of our common stock owned by them in favor of the Nasdaq 20% Issuance Proposal.

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Impact of the VWAP Calculation on Shares Issued in the Private Placement

The table below sets forth, based upon various assumed VWAP Calculation prices, (i) the total number of Shares that will become issuable pursuant to the Securities Purchase Agreement (through the adjustment of a pre-funded Warrant), (ii) the total number of Warrant Shares that will become issuable upon exercise of the Purchaser Warrants and (iii) the total number of shares of our common stock that will become issuable to the Purchasers pursuant to the Private Placement, which is a sum of the second and third columns.  The table below assumes that the Nasdaq 20% Issuance Proposal will be approved by the stockholders and has been prepared without regard to any applicable beneficial ownership limitation caps. The table below does not include the AGP Warrant because its exercise price will not change.

VWAP Calculation Price (1)	Total Number of Shares Issuable Pursuant to Securities Purchase Agreement (2)	Total Number of Shares Issuable Pursuant to the Purchaser Warrants (3)(4)	Total Number of Shares Issuable in the Private Placement (4)
$1.70	5,000,000	4,000,000	9,000,000
$1.40	5,357,143	4,285,714	9,642,857
$1.10	6,818,182	5,454,546	12,272,728
$0.80	9,375,000	7,500,000	16,875,000
$0.50	15,000,000	12,000,000	27,000,000
$0.20	20,689,655(5)	16,551,724(5)	37,241,379

(1)	The lowest VWAP Calculation for any triggering event will be the VWAP Calculation that will be used to determine the total number of Shares and Warrant Shares that are issuable to the Purchasers.

(2)	The Per Share Purchase Price for the purpose of this calculation will equal the higher of (i) lower of (a) 80% of the VWAP Calculation Price and (b) the Per Share Purchase Price in effect before any triggering event, and (ii) $0.29.

(3)	The Exercise Price of the Warrants for the purpose of this calculation will equal the higher of (i) the lower of (a) 110% of the VWAP Calculation Price and (b) the Warrant Exercise Price in effect before any triggering event and (ii) $0.29.

(4)	Assumes the exercise for cash of all of the Warrants held by such Purchaser, irrespective of limitation on exercise.

(5)	The minimum Per Share Purchase Price and Exercise Price of $0.29, and not the VWAP Calculation price, will determine the number of Shares (through the adjustment of a pre-funded Warrant) and Warrant Shares that are issuable at these VWAP Calculation prices.

Registration Rights

In connection with the Private Placement, we entered into a registration rights agreement (the “Registration Rights Agreement”) in which we agreed to file with the SEC on or prior to August 24, 2018, a registration statement covering the resale by the Purchasers of up to 20,689,655 Shares and up to 16,551,724 Warrant Shares issuable upon exercise of the Purchaser Warrants.  We have also agreed to use our reasonable best efforts to have the registration statement declared effective by the SEC by September 23, 2018 (or until October 23, 2018, in the event of a full review by the SEC).

The Registration Rights Agreement provides, among other things, that in the event (i) we do not file the registration statement within the prescribed time period, (ii) the SEC does not declare effective the registration statement for all the Shares and Warrant Shares that are issuable pursuant to the Private Placement within the prescribed time period or (iii) the registration statement ceases to be effective under certain circumstances, we will pay to the holders on the occurrence of each such event and for each month thereafter until the applicable event is cured, an amount in cash equal to 2% of the aggregate amount invested by the holders in the Private Placement for each monthly period (prorated for any period of less than a month) during which such registration statement was not effective.

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On July 30, 2018, we filed with the SEC a Current Report on Form 8-K (“Form 8-K”) that described the terms of the Private Placement.  We filed as exhibits 4.1, 4.2, 10.1 and 10.2 to the Form 8-K the form of Purchaser Warrant, the form of AGP Warrant, the Securities Purchase Agreement and the form of Registration Rights Agreement.  We refer you to the Form 8-K and the exhibits thereto for a further description of the Private Placement.

Nasdaq Rule 5635(d)

Nasdaq Rule 5635(d) requires stockholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book and market value of our common stock as of the time of execution of the definitive agreement with respect to such transaction. The provisions in (i) the Securities Purchase Agreement that prevent the issuance of Shares if such issuance will result in such holders beneficially owning in excess of 19.99% of our common stock (the “Beneficial Ownership Limitation”) prior to stockholder approval and (ii) the Warrants that prevent exercise of the Warrants prior to stockholder approval to the extent the issuance of Warrant Shares pursuant to such exercise, when combined with the issuances of Shares pursuant to the Securities Purchase Agreement, would be in excess of the Beneficial Ownership Limitation, are both required under Nasdaq Rule 5635(d). We are seeking stockholder approval for the sale and issuance of such Shares and Warrant Shares in connection with the Private Placement pursuant to Nasdaq Rule 5635(d) without regard to the Beneficial Ownership Limitation.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain approval of the Nasdaq 20% Issuance Proposal at the Special Meeting, we are obligated under the Securities Purchase Agreement to call a stockholder meeting every four months thereafter to seek approval of the Nasdaq 20% Issuance Proposal from our stockholders until the earlier of the date such approval is obtained or the Warrants are no longer outstanding.  In addition, so long as any Warrants are outstanding, we may not issue any capital stock or equity instruments in a capital raising transaction until we obtain stockholder approval of the Nasdaq 20% Issuance Proposal.  If we do not obtain stockholder approval, the maximum number of shares that will be issuable pursuant to the Private Placement will not exceed 4,572,402 shares, which equals 19.99% of the number of outstanding shares of our common stock on July 30, 2018.

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PROPOSAL 1

NASDAQ 20% ISSUANCE PROPOSAL

Description of Proposal

We are seeking stockholder approval as required by Nasdaq Rule 5635(d) (as described above) to enable us to issue a number of shares our common stock in connection with the Private Placement that exceeds 20% of our outstanding common stock before the Private Placement, which shares include the shares that are issued pursuant to the Securities Purchase Agreement and the shares that are issuable upon exercise of the Warrants. The shares of our common stock that could be issued pursuant to the Securities Purchase Agreement, the Warrants and our agreement with AGP consist of:

•	Up to a maximum of 20,689,655 shares of common stock that could be issued pursuant to the Securities Purchase Agreement;

•	Up to a maximum of 16,551,724 shares of common stock that could be issuable upon exercise of Purchaser Warrants; and

•	150,000 shares of common stock issuable upon exercise of the AGP Warrant.

Related Parties

Except for the sale and issuance of the Shares and the Warrants, the participants in the Private Placement have not had any material relationship with us within the past three years, other than AGP, which served as the placement agent for the Private Placement and for whom we issued the AGP Warrant.  As compensation for serving as placement agent for the Private Placement, we issued the AGP Warrant and paid to AGP a fee of $420,000.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter, excluding shares acquired in the Private Placement under the Securities Purchase Agreement, is necessary under Nasdaq Marketplace Rule 5635(e)(4) to approve the Nasdaq 20% Issuance Proposal. Broker non-votes will not affect whether this proposal is approved, but abstentions will have the same effect as a vote against the proposal.

In accordance with applicable Nasdaq Marketplace Rules, holders of the shares of our common stock purchased in the Private Placement are not entitled to vote such shares on the Nasdaq 20% Issuance Proposal.

Prior to the closing of the Private Placement, and as a condition to such closing, certain officers, directors and stockholders of the Company entered into voting agreements with the Purchasers. As of immediately prior to the closing of the Private Placement, the stockholders executing the voting agreements owned approximately 40% of our total issued and outstanding common stock. Pursuant to the voting agreement, the stockholder signatories agreed to vote all shares of our common stock owned by them in favor of the Nasdaq 20% Issuance Proposal.

Potential Effects of this Proposal

The issuance of the shares of our common stock which are the subject of the Nasdaq 20% Issuance Proposal will result in an increase in the number of shares of common stock outstanding. This will result in a decrease in the respective ownership and voting percentage interests of stockholders prior to the Private Placement. The market value of our Company and our future earnings may be reduced.

In addition, as described above under “Registration Rights,” we have agreed to register the securities issued in the Private Placement, which could include up to a total of 37,241,379 shares of our common stock, consisting of a maximum of 20,689,655 Shares that could become issuable pursuant to the Securities Purchase Agreement and 16,551,724 Warrant Shares that could become issuable upon exercise of Purchaser Warrants. The release of up to 37,241,379 freely traded shares onto the market, or the perception that such shares will or could come onto the market, could have an adverse effect on the trading price of our stock.

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We have broad discretion to use the net proceeds to us from the sale of such shares, including the proceeds received upon exercise of the Warrants, and you will be relying solely on the judgment of our Board of Directors and management regarding the application of these proceeds. Our use of the proceeds may not improve our operating results or increase the value of your investment.

For your consideration of the Nasdaq 20% Issuance Proposal, a description of the material terms of the Private Placement is set forth in this proxy statement to provide you with basic information concerning the Private Placement. However, the description above is not a substitute for reviewing the full text of the referenced documents, which were attached as exhibits to our Current Report on Form 8-K as filed with the SEC on July 30, 2018.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF COMMON STOCK ISSUABLE PURSUANT TO THE PRIVATE PLACEMENT, INCLUDING SHARES ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT, SHARES ISSUED UPON EXERCISE OF THE PURCHASER WARRANTS AND SHARES ISSUED UPON EXERCISE OF THE AGP WARRANT.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of August 20, 2018 by:

(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
(2)	each of our named executive officers;
(3)	each of our directors; and
(4)	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity, except as set forth below, is the beneficial owner of more than 5% of the voting power of our common stock as of the close of business on August 20, 2018.

Under SEC rules, the calculation of the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our common stock then owned as well as any shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 20, 2018.  Shares subject to those options or warrants for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on [●] shares of our common stock outstanding as of August 20, 2018.

Name(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Executive Officers, Present Directors and Proposed Directors:

Jeffrey E. Eberwein(2)	2,296,842	[●]%
Srinidhi “Dev” Devanur	6,276,375	[●]%
Dimitrios J. Angelis(3)	65,990	*
Robert G. Pearse(4)	65,473	*
Venkatraman Balakrishnan(5)	41,948	*
Viraj Patel(6)	25,000	*
Brent Kelton(7)	93,176	*
David Luci(8)	40,574	*
All executive officers and directors as a group (8 persons)(9)	8,905,378	[●]%

5% Stockholders:
Lone Star Value Management, LLC(2)	2,296,842	[●]%
Dhruwa N. Rai(10)	1,164,713	[●]%
Giri Devanur(11)	1,799,110	[●]%
Anson Investments Master Fund LP(12)	2,285,057	9.99%
Hudson Bay Master Fund Ltd.(13)	2,285,057	9.99%
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (14)	1,141,385	4.99%

_______________

*	Less than one percent of outstanding shares.
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(1)	Unless otherwise indicated, the address of each person or entity is c/o AMERI Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024.
(2)	Includes (A) 1,100,000 shares of common stock reserved for issuance upon the exercise of warrants, held of record by Lone Star Value Investors, LP (“LSVI”) and (B) 1,196,842 shares of common stock held of record by Jeffrey E. Eberwein, our Chairman. Lone Star Value Investors GP, LLC (“Lone Star Value GP”), the general partner of LSVI and Lone Star Value Management, the investment manager of LSVI, may be deemed to beneficially own the 1,113,910 shares held by LSVI. Jeffrey E. Eberwein as the managing member of Lone Star Value GP may be deemed to beneficially own the 1,113,910 shares held by LSVI. Mr. Eberwein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Mr. Eberwein, LSVI, Lone Star Value GP and Lone Star Value Management is 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870.
(3)	Consists of 40,990 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(4)	Consists of 40,473 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(5)	Consists of 16,948 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(6)	Consists of 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(7)	Consists of 93,176 shares of common stock.
(8)	Consists of 2,430 shares of common stock, 2,430 shares of common stock issuable upon the exercise of warrants that are currently exercisable and 35,714 shares of common stock issuable upon the conversion of a $100,000 convertible promissory note with a conversion price of $2.80 per share.
(9)	Consists of 7,644,664 shares of common stock, 1,100,000 shares of common stock reserved for issuance upon the exercise of the warrants held of record by LSVI, 35,714 shares of common stock issuable upon the conversion of a $100,000 convertible promissory note with a conversion price of $2.80 per share and 125,000 shares of common stock issuable upon exercise of options exercisable within 60 days.
(10)	Consists of 1,164,713 shares of common stock and 357,143 shares of common stock issuable upon the conversion of a $1,000,000 convertible promissory note with a conversion price of $2.80 per share.
(11)	Consists of 1,761,989 shares of common stock and 37,121 shares of common stock issuable upon the exercise of warrants that are currently exercisable.
(12)	The ownership of Anson Investments Master Fund LP is subject to a 9.99% ownership blocker, pursuant to which shares of our common stock may not be issued, whether pursuant to the Securities Purchase Agreement or Warrants, to the extent such issuance would cause Anson Investments Master Fund LP to beneficially own more than 9.99% of our outstanding common stock. The share ownership numbers and percentages for Anson Investments Master Fund LP in the table above reflect this 9.99% blocker. As of August 20, 2018, Anson Investments Master Fund LP owns 1,250,000 outstanding shares of our common stock and Warrants to purchase 1,749,999 shares of our common stock. To the extent the NASDAQ 20% Issuance Proposal is approved, the number of shares of our common stock that will become issuable to Anson Investments Master Fund LP will increase as described above in this proxy statement. Anson Advisors Inc. and Anson Funds Management LP, the co-investment advisers of Anson Investments Master Fund LP (“Anson”), hold voting and dispositive power over the shares held by Anson. Bruce Winson is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Winson, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these shares except to the extent of their pecuniary interest therein. The principal business address of Anson is 190 Elgin Ave., George Town, Grand Cayman.
(13)	The ownership of Hudson Bay Master Fund Ltd. is subject to a 9.99% ownership blocker, pursuant to which shares of our common stock may not be issued, whether pursuant to the Securities Purchase Agreement or Warrants, to the extent such issuance would cause Hudson Bay Master Fund Ltd. to beneficially own more than 9.99% of our outstanding common stock. The share ownership numbers and percentages for Hudson Bay Master Fund Ltd. in the table above reflect this 9.99% blocker. As of August 20, 2018, Hudson Bay Master Fund Ltd. owns 1,000,000 outstanding shares of our common stock and Warrants to purchase 2,000,001 shares of our common stock. To the extent the NASDAQ 20% Issuance Proposal is approved, the number of shares of our common stock that will become issuable to Hudson Bay Master Fund Ltd. will increase as described above in this proxy statement. Hudson Bay Capital Management, L.P., the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities. The principal business address of Hudson Bay Master Fund Ltd. is c/o Hudson Bay Capital Management LP, 777 Third Avenue, 30th Floor, New York, NY 10017.
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(14)	The ownership of Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B is subject to a 4.99% ownership blocker, pursuant to which shares of our common stock may not be issued, whether pursuant to the Securities Purchase Agreement or Warrants, to the extent such issuance would cause Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B to beneficially own more than 4.99% of our outstanding common stock. The share ownership numbers and percentages for Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B in the table above reflect this 4.99% blocker. As of August 20, 2018, Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B owns 1,000,000 outstanding shares of our common stock and Warrants to purchase 2,000,001 shares of our common stock. To the extent the NASDAQ 20% Issuance Proposal is approved, the number of shares of our common stock that will become issuable to Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B will increase as described above in this proxy statement. Ayrton Capital LLC, the investment manager to Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B, has discretionary authority to vote and dispose of the shares held by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B and may be deemed to be the beneficial owner of these shares. Waqas Khatri, in his capacity as Managing Member of Ayrton Capital LLC, may also be deemed to have investment discretion and voting power over the shares held by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B. Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B and Mr. Khatri each disclaim any beneficial ownership of these shares. The address of Ayrton Capital LLC is 222 Broadway, 19th Floor, New York, NY 10038.

In addition, as of August 20, 2018, we had [●] shares of Series A Preferred Stock issued and outstanding, held by [●] holders of record. Our Series A Preferred Stock is not entitled to vote for purposes of the NASDAQ 20% Issuance Proposal.

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OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Special Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Suwanee, Georgia

Dated: August [●], 2018

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SPECIAL MEETING OF STOCKHOLDERS OF

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AMERI HOLDINGS, INC.

5000 Research Court, Suite 750

Suwanee, Georgia 30024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Viraj Patel, with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Ameri Holdings, Inc. to be held on September [●], 2018 or at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NASDAQ 20% ISSUANCE PROPOSAL. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE NASDAQ 20% ISSUANCE PROPOSAL, AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the reverse side)

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SPECIAL MEETING OF STOCKHOLDERS OF AMERI HOLDINGS, INC.

September [●], 2018

VOTE BY INTERNET – www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically, via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NASDAQ 20% ISSUANCE PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

		FOR	AGAINST	ABSTAIN

1. To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of common stock pursuant to the terms of the private placement financing transaction contemplated by a Securities Purchase Agreement, dated July 25, 2018, between the Company and certain institutional and accredited investors, and the other documents and agreements related thereto, without giving effect to the caps on issuing shares contained therein.

		☐	☐	☐

NOTE: The proxy is authorized to vote in his discretion upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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